Exhibit (r)

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Eric T. Jones,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Eric T. Jones
Eric T. Jones Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Linda S. Dougherty,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Linda S. Dougherty
Linda S. Dougherty Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Elizabeth D. Black,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Elizabeth D. Black
Elizabeth D. Black Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Sanjeev Handa,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Sanjeev Handa
Sanjeev Handa Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Nancy Heller,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Nancy Heller
Nancy Heller Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Patrick Kennedy,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Patrick Kennedy
Patrick Kennedy Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Harry I. Klaristenfeld,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Harry I. Klaristenfeld
Harry I. Klaristenfeld Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Lisa Mancini,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Lisa Mancini
Lisa Mancini Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Steven Maynard,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Steven Maynard
Steven Maynard Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Wayne Williams,

whose signature appears below, constitutes and appoints Meredith Kornreich, Edward Hancock and Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract)	333-149714

This Power of Attorney is effective January 22, 2009 and remains in effect until revoked or revised.

Signed:	/s/ Wayne Williams
Wayne Williams Director